UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting material Pursuant to §240.14a-12

Automatic Data Processing, Inc.

(Name of Registrant as Specified In Its Charter)

William A. Ackman

Veronica M. Hagen

V. Paul Unruh

Pershing Square Capital Management, L.P.

PS Management GP, LLC

Pershing Square, L.P.

Pershing Square II, L.P.

Pershing Square International, Ltd.

Pershing Square Holdings, Ltd.

Pershing Square VI Master, L.P.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

Pershing Square Capital Management, L.P. and certain affiliates (“Pershing Square”) posted the following material to www.ADPascending.com:

ADPASCENDING HOME HOW TO VOTE THE NOMINEES INVESTOR MATERIALS REACTIONS CONTACT HELP ADP ACHIEVE ITS FULL POTENTIAL. VOTE THE GOLD CARD TODAY Every Vote Matters! Vote Online Vote By Phone Vote By Mail Bill Ackman     on CNBC with Jim Cramer, October 4, 2017 Mad Money DOW 20 ACKman on the Record Sign Up For Email Updates EMAIL* SUBMIT Pershing Square’s Response to ADP’s September 12th Investor Presentation September 25, 2017 View Presentation The Nominees For ADP’s Transformation Meet Pershing Square’s nominees for election to the Board of ADP: Bill Ackman and independent directors Veronica M. Hagen and V. Paul Unruh BILL ACKMAN » VERONICA M. HAGEN » V. PAUL UNRUH » TIMELINE October 5, 2017 ADP Sends Letter to Stockholders October 5, 2017 Pershing Square Releases Third in a Series of Questions for ADP Pershing Square issued the third in a series of unanswered public questions for ADP. October 4, 2017 Pershing Square CEO Bill Ackman Appears on CNBC Pershing Square CEO Bill Ackman appears on CNBC’s Mad Money with Jim Cramer. INVESTOR RELATIONS PROXY STATEMENT © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings

HOME HOW TO VOTE THE NOMINEES INVESTOR MATERIALS REACTIONS CONTACT VOTE THE GOLD PROXY CARD. EVERY VOTE MATTERS! Vote Online Vote By Phone Vote By Mail Voting FAQs Pershing Square’s Letter to Shareholders LETTER TO SHAREHOLDERS What you’ll receive as a shareholder You will receive multiple mailings from both Pershing Square and ADP. You may also receive some materials more than once if you own shares in different accounts. The instructions for voting are different, depending on how your shares are held. If you’re a registered shareholder, you’ll receive a GOLD Proxy Card. If you hold ADP shares through a bank or brokerage account, you’ll receive a GOLD Voting Instruction Form. It is important that you vote every GOLD card you receive. To support Pershing Square’s Nominees for ADP’s Transformation, you need to vote a GOLD Proxy Card or GOLD Voting Instruction Form (VIF) for each and every account holding ADP shares. How to Vote the Gold Card Vote Online Vote By Phone Vote By Mail VOTE ONLINE You will need your GOLD Proxy Card or GOLD Voting Instruction Form to vote online. Locate the web address on your GOLD Proxy Card (www.fcrvote.com/ADP) or GOLD Voting Instruction Form (www.proxyvote.com). Locate the unique 12 digit control number located on your GOLD Proxy Card or your unique 16 digit control number located on your GOLD Voting Instruction Form. Access the designated voting site. Follow the instructions provided. VOTE BY PHONE Locate the 12 digit control number on your GOLD Proxy Card, dial the toll free number given on your GOLD Proxy Card and follow the instructions. OR Locate the 16 digit control number on your GOLD Voting Instruction Form, dial the toll-free telephone number given on your GOLD Voting Instruction Form and follow the instructions. VOTE BY MAIL Simply check “For All” sign, date and return your GOLD Proxy Card or GOLD Voting Instruction Form in the postage-paid envelope provided. Remember, you must vote every GOLD Proxy Card or GOLD Voting Instruction Form that’s been mailed to you. If you have any questions about how to vote your shares, please contact our proxy solicitor, D.F. King & Co., Inc., at (866) 342-1635.    © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings PROXY STATEMENT How to vote GOLD for the Nominees for ADP’s Transfor Voting FAQ Proxy and Voting Information When Should Shareholders Receive Their Proxy Materials? Shareholders should start receiving the Proxy Materials, including the GOLD Proxy Card or GOLD Voting Instruction Form, the week of September 25th. How Do I Vote By Proxy? You can vote online, by mail or by phone. See the “How To Vote” section of this website. When Is The Cut-Off For Voting My Proxy? If you hold your shares through a bank or brokerage firm, the voting cut-off for Internet or telephone voting is 11:59 PM on November 6, 2017. If you hold your shares in registered form (not through a bank or brokerage firm), the voting cut-off for Internet and telephone voting is at 8:30 am on November 7, 2017 (the start of the Annual Meeting). Why Have I Received More Than One Proxy Card? You will receive multiple GOLD Proxy Cards or GOLD Voting Instruction Forms for each account that holds shares of ADP. It is very important to submit a vote for each account in which you hold shares via the GOLD Proxy Cards or GOLD Voting Instruction Forms and discard any white proxy cards or white voting instruction forms you receive from ADP. Should I Vote Again When I Get Duplicate Mailings? Yes, you should vote each and every GOLD Proxy Card or GOLD Voting Instruction Form, for every account holding ADP shares. What Happens if I Voted the White Proxy Card and Then Want to Change my Vote to Vote for Pershing Square’s Nominees for ADP’s Transformation? Only your latest dated proxy will count. If you previously voted via a white proxy card or white voting instruction form, you can revoke it by subsequently voting a later dated GOLD Proxy Card or GOLDVoting Instruction Form. I Have Multiple Gold And White Cards. What Should I Do? Vote each GOLD Proxy Card or GOLD Voting Instruction Form you receive to support Pershing Square’s Nominees for ADP’s Transformation. You should discard all white cards you receive from ADP. What Should I Do With The White Proxy Card? You should discard all white proxy cards or white voting instruction forms you receive from ADP. How Did Pershing Square Get My Name And Address? ADP turned over its shareholder lists to Pershing Square as required by state law. Can A Vote Be Changed Or Revoked After A Proxy Card Is Returned? Yes, if you previously returned a white card or white voting instruction form, you can revoke it by subsequently voting a later dated and signed GOLD Proxy Card or GOLD Voting Instruction Form. Voting via the white proxy card will revoke any vote you previously made via the GOLD Proxy Card or GOLD Voting Instruction Form. Accordingly, you should not vote any white proxy cards or white voting instruction forms. Only your most recent vote will count at the annual meeting. Can I Vote In Person At The Annual Meeting Instead Of Voting By Proxy? Yes. If you hold your shares in registered form (not through a bank or brokerage firm), you can vote by ballot at the annual meeting. If you hold your shares through a bank or brokerage firm, you must obtain a “legal proxy” from your bank or brokerage firm to enable you to vote at the annual meeting. However, we encourage you to vote your GOLD proxy by Internet, telephone, or mail prior to the meeting, even if you plan to attend in person. Will My Control Number Be The Same For All Of My Accounts? No. You will have a different control number for each account that holds ADP shares. Will The Control Number Be The Same For ADP’s and Pershing Square’s Materials? No. Each account that holds ADP shares will have separate control numbers for the proxy materials sent to you by Pershing Square (GOLD proxy card control number) versus proxy materials sent to you by ADP (white proxy card control number). Am I a “Registered Shareholder” or a “Beneficial Shareholder”? What’s the difference? You’re a registered shareholder if you own ADP shares in your own name (not through a bank or brokerage firm). You’re a beneficial shareholder if you own the shares through a bank or brokerage firm. Registered shareholders should vote the GOLD Proxy Card. Beneficial shareholders should vote on the GOLD Voting Instruction Form. What Should I Do If I’m Not Sure if I Have Received the Right Voting Forms? You should promptly contact our proxy solicitor, D.F. King & Co., Inc., at (866) 342-1635 © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings How to vote GOLD To vote for Pershing Square’s Nominees for ADP’s Transformation, vote the GOLD Proxy Card or GOLD Voting Instruction Form. Based on your account holdings, you will receive similar material from ADP that will say “White Proxy Card” or “White Voting Instruction Form.” PLEASE DISCARD ANY MATERIALS YOU RECEIVE FROM ADP.

ADP Ascending HOME HOW TO VOTE THE NOMINEES INVESTOR MATERIALS REACTIONS CONTACT TIMELINE PRESS RELEASES PRESENTATIONS & VIDEOS QUESTIONS LETTERS & FILINGS TIMELINE October 5, 2017 ADP Sends Letter to Stockholders VIEW PRESS RELEASE October 5, 2017 Pershing Square Releases Third in a Series of Questions for ADP Pershing Square issued the third in a series of unanswered public questions for ADP. VIEW PRESS RELEASE October 4, 2017 Pershing Square CEO Bill Ackman Appears on CNBC Pershing Square CEO Bill Ackman appears on CNBC’s Mad Money with Jim Cramer. VIEW VIDEO October 2, 2017 Pershing Square Announces Live Webcast for ALL ADP Shareholders on October 10, 2017 Pershing Square announces that it will hold a live webcast on the evening of October 10th for all shareholders. The firm also released the second in a series of videos for shareholders. VIEW PRESS RELEASE September 28, 2017 Pershing Square Releases Letter to Shareholders Pershing Square releases a letter to shareholders highlighting margin improvement at CDK and Solera after being disposed of by ADP. The firm also issued the second in a series of public questions for ADP. VIEW PRESS RELEASE September 25, 2017 Pershing Square Releases Detailed Response to ADP’s Presentation Pershing Square responds to ADP’s September 12th presentation noting that ADP overstated total shareholder return during CEO Carlos Rodriguez’s tenure. VIEW PRESS RELEASE September 22, 2017 ADP denies Pershing Square’s Request for the Use of a Universal Proxy Card Pershing Square had previously proposed the use of a universal proxy card, one of the hallmarks of good corporate governance in contested elections. ADP rejected Pershing Square’s request. VIEW LETTER September 20, 2017 Pershing Square Issues Press Release Pershing Square issues a press release announcing the release of: a letter to shareholders, the first in a series of unanswered questions for ADP, and the first in a series of videos for shareholders. VIEW PRESS RELEASE September 20, 2017 Pershing Square CEO Bill Ackman Appears on CNBC Pershing Square CEO Bill Ackman appears on CNBC’s Halftime Report with Scott Wapner: VIEW VIDEOS September 15, 2017 Pershing Square Sends Letter to ADP Pershing Square sends a letter to ADP’s Board requesting the use of a universal proxy card. VIEW FILING September 13, 2017 Pershing Square Responds to ADP Presentation Pershing Square responds to ADP’s September 12, 2017, presentation noting that ADP’s “Focused Transformation Strategy” demonstrates a lack of recognition for the enormous value-creation opportunity that exists at ADP. VIEW PRESS RELEASE September 12, 2017 ADP Files Investor Presentation VIEW PRESENTATION September 7, 2017 Pershing Square Sends Letter to ADP Pershing Square thanks ADP’s Board for meeting on September 5th and notes that a substantial number of shareholders have told Pershing Square that they strongly prefer that the company embrace its significant potential for improvement and that it work together with Pershing Square in the best interest of the company and all of its stakeholders. VIEW FILING September 7, 2017 Pershing Square Reminds Investors of the ADP Record Date for Voting at the 2017 Annual Meeting Pershing Square Reminds Investors that the record date for voting at ADP’s 2017 annual meeting is September 8, 2017 VIEW PRESS RELEASE September 6, 2017 Pershing Square Comments on September 5th Meeting with ADP Board Pershing Square Comments September 5th on Meeting with ADP Board and Reminds Investors of the ADP Record Date for Voting at the 2017 Annual Meeting. VIEW PRESS RELEASE DOWNLOAD EXECUTIVE SUMMARY September 5, 2017 Pershing Square Files Definitive Proxy Materials for ADP 2017 Annual Meeting Pershing Square files a definitive proxy statement with the SEC for the election of William A. Ackman, Veronica M. Hagen and V. Paul Unruh to the ADP Board. VIEW PROXY STATEMENT August 31, 2017 Pershing Square Files an Amended 13 D Pershing Square files an amended 13 D showing that as of August 31, 2017, Veronica M. Hagen and V. Paul Unruh each beneficially own 3,000 shares of Common Stock of ADP. VIEW AMENDED 13 D August 24, 2017 Pershing Square Sends Letter to ADP Pershing Square asks ADP to identify any specific areas of interest for discussion at the upcoming September 5th meeting. VIEW LETTER August 21, 2017 Pershing Square Issues Statement Regarding ADP Pershing Square responds to ADP’s decision not to nominate Pershing Square’s candidates for election to the Board and notes that ADP has failed to respond to any of the issues raised in Pershing Square’s August 17, 2017 presentation. VIEW PRESS RELEASE August 21, 2017 ADP Board Rejects Pershing Square Nominees ADP’s board of directors votes against the nomination of Pershing Square’s three candidates for election. VIEW PRESS RELEASE August 17, 2017 ADP Comments on Pershing Square Investor Presentation ADP comments on Pershing Square’s presentation without responding to any of the issues raised by Pershing Square. VIEW PRESS RELEASE August 17, 2017 Pershing Square Presents “ADP: The Time is Now” Pershing Square details its investment thesis on ADP in a webcast for investors and analysts. VIEW WEBCAST DOWNLOAD PRESENTATION August 16, 2017 Pershing Square Announces Details for Webcast Pershing Square provides access details for its webcast on Thursday, August 17, 2017, at 9:00 AM EDT. VIEW PRESS RELEASE August 14, 2017 Pershing Square Files its Preliminary Proxy Statement Pershing Square files its preliminary proxy statement with the SEC which provides a detailed background of communications between Pershing Square and ADP. VIEW PROXY STATEMENT August 7, 2017 ADP Comments on Pershing Square Capital Management’s Nomination of Directors ADP issues a statement in response to Pershing Square’s nomination of three directors. VIEW PRESS RELEASE August 7, 2017 Pershing Square Announces Nominees for Election to the Board of Directors of ADP Pershing Square proposes Bill Ackman and independent nominees Veronica M. Hagen and V. Paul Unruh for election to the Board of ADP. It also announces it will hold a webcast on August 17, 2017. VIEW PRESS RELEASE August 4, 2017 Pershing Square Announces Investment in ADP Pershing Square confirms it has acquired an 8% stake in ADP and expresses disappointment regarding ADP’s decision not to extend the nominating deadline, which could have facilitated constructive discussions. VIEW PRESS RELEASE August 4, 2017 ADP Says Pershing Square Capital Management Seeking Control of ADP ADP incorrectly claims that Pershing Square is seeking five seats and effective control of its Board and denies Pershing Square’s request for an extension to ADP’s nominating deadline. VIEW PRESS RELEASE Sign up for email updates: EMAIL* Contacts Pershing Square Fran McGill 212 909 2455 McGill@persq.com Rubenstein Steve Murray 212 843 8293 smurray@rubenstein.com Eric Kuo 212 843 8494 ekuo@rubenstein.com © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings PROXY STATEMENT

Pershing Square posted the following material to their Facebook page relating to Automatic Data Processing, Inc. (the “Company”):

ADP Ascending
Published by Global Strategy Group [?]. 2 hrs.
In an evolving industry, ADP must adapt to avoid losing ground to more innovative competitors. We have a plan to improve efficiency, innovation, and customer service to drive strong and stable growth over the long-term for shareholders. Hear more about it in Bill Ackman’s interview on Mad Money with Jim Cramer.
Bill Ackman says ADP shareholders are saying ‘yes’ to proxy fight
Jim Cramer spoke to Pershing Square’s Bill Ackman about his ongoing proxy fight with the board of directors at ADP.
CNBC.COM
7 people reached
Boost Post
Like
Comment
Share
Nicole Ventimiglia Luongo

Pershing Square posted the following material to their Twitter page relating to the Company:

ADP
ASCENDING
ADP Ascending
@ADPascending
ICYMI: @BillAckman and @jimcramer on @MadMoneyOnCNBC talking about unlocking $ADP’S potential youtube.com/watch?v=bpjj-1… [1/4]
Bill Ackman on CNBC with Jim Cramer, October 4, 2017
Youtube.com
9:46AM – 9 Oct 2017

ADP
ASCENDING
ADP Ascending
@ADPascending
“It’s all about the opportunity for improvement. We think ADP is a great company…” [2/4]
9:47 AM – 9 Oct 2017
1

ADP ASCENDING
ADP Ascending
@ADP ascending
“It has done well over a long period of time, but it has massively underachieved its potential.” [3/4]
9:47 AM - 9 Oct 2017
1

ADP Ascending @ADPascending Learn about the opportunity and our plan to help $ADP reach its full potential at adpascending.com [4/4] Home ADP Ascending ADP Ascending asks is ADP achieving its full potential and investors and analysts who would like to ask a question should vote the GOLD Proxy Card. adpascending.com 9:48 AM – 9 Oct 2017

Pershing Square placed the following advertisement on Twitter:

ADP
ASCENDING
ADP Ascending @ADPascending
ADP must improve efficiency, innovation & customer service to drive strong & stable growth. Read more via @CNBC:
Bill Ackman says ADP shareholders are saying ‘yes’ to proxy fight Jim Cramer spoke to Pershing Square’s Bill ACkman about his ongoing proxy fight with the board of directors at ADP.
Cnbc.com
6:19AM – 9 Oct 2017
2 Retweets 10 Likes

Pershing Square placed the following advertisement on Seeking Alpha:

HELP ADP ACHIEVE ITS FULL POTENTIAL by ADP Ascending We Have A Plan For ADP’s Transformation ADP must adapt to avoid losing ground to more innovative competitors. – Learn More > ADP Shareholders: Make Your Vote Count Vote Gold to improve efficiency innovation and customer service. – Learn More > ADP Shareholders: Vote Gold Learn more about our plan and how to cast your vote for ADP’s future. – Vote Today >